UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2012

WFRBS Commercial Mortgage Trust 2012-C6

(Exact name of issuing entity)

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

Wells Fargo Bank, National Association

The Royal Bank of Scotland plc

Liberty Island Group I LLC

C-III Commercial Mortgage LLC

Basis Real Estate Capital II, LLC

RBS Financial Products Inc.

(Exact names of sponsors as specified in their charters)

North Carolina	333-172366-02	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina		28288-1066
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

On April 4, 2012, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of April 1, 2012 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as master servicer and Pentalpha Surveillance LLC, as trust advisor, of Commercial Mortgage Pass-Through Certificates, Series 2012-C6 (the “Certificates”). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-S and Class B Certificates (collectively, the “Publicly Offered Certificates”) were sold to Wells Fargo Securities, LLC, RBS Securities Inc. and Citigroup Global Markets Inc., as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated March 16, 2012 (the “Underwriting Agreement”), between the Registrant, Wells Fargo Bank, National Association and the Underwriters.

On April 4, 2012, the Class X-A, Class X-B, Class C, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Privately Offered Certificates”) were sold to Wells Fargo Securities, LLC, RBS Securities Inc. and J.P. Morgan Securities LLC, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated March 16, 2012 (the “Certificate Purchase Agreement”), between the Registrant, Wells Fargo Bank, National Association, and the Initial Purchasers. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in WFRBS Commercial Mortgage Trust 2012-C6 (the “Issuing Entity”), a common law trust fund formed on April 4, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are eighty-nine (89) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred fifty-two (152) commercial, manufactured housing community and multifamily properties. The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Wells Fargo Bank, National Association (“WFB”), The Royal Bank of Scotland plc (“RBS”), Liberty Island Group I LLC (“Liberty Island”), C-III Commercial Mortgage LLC (“C-III”), Basis Real Estate Capital II, LLC (“Basis”) and RBS Financial Products Inc. (“RBSFP”). Certain of the Mortgage Loans were acquired by the Registrant from WFB pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of March 16, 2012, between the Registrant and WFB; certain of the Mortgage Loans were acquired by the Registrant from RBS pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of March 16, 2012, between the Registrant and RBS; certain of the Mortgage Loans were acquired by the Registrant from Liberty Island pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of March 16, 2012, between the Registrant, Liberty Island and Liberty Island Group LLC; certain of the Mortgage Loans were acquired by the Registrant from C-III pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of March 16, 2012, between the Registrant and C-III; certain of the Mortgage Loans were acquired by the Registrant from Basis pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of March 16, 2012, between the Registrant, Basis and Basis Investment Group LLC; and certain of the Mortgage Loans were acquired by the Registrant from RBSFP pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of March 16, 2012, between the Registrant and RBSFP.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers pursuant to the Certificate Purchase Agreement.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

1.1	Underwriting Agreement, dated March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Securities, LLC, RBS Securities Inc. and Citigroup Global Markets Inc.

4.1	Pooling and Servicing Agreement, dated as of April 1, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as master servicer and Pentalpha Surveillance LLC, as trust advisor.

99.1	Mortgage Loan Purchase Agreement, dated as of March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated as of March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc and C-III Commercial Mortgage LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.

By:	/s/ Anthony Sfarra

Name: Anthony Sfarra
Title: Director

Date: June 22, 2012

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Securities, LLC, RBS Securities Inc. and Citigroup Global Markets Inc.

4.1	Pooling and Servicing Agreement, dated as of April 1, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as master servicer and Pentalpha Surveillance LLC, as trust advisor.

99.1	Mortgage Loan Purchase Agreement, dated as of March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated as of March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc and C-III Commercial Mortgage LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of March 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

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